SCHEDULE 14A
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   PROXY STATEMENT PURSUANT TO SECTION 14 (a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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        OWENS MORTGAGE INVESTMENT FUND, A CALIFORNIA LIMITED PARTNERSHIP
                             SEC FILE NO. 333-71299
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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        OWENS MORTGAGE INVESTMENT FUND, A CALIFORNIA LIMITED PARTNERSHIP
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                         CONSENT SOLICITATION STATEMENT
            (Sent to Limited Partners on or about February 21, 2001)
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I.       INTRODUCTION

                  This Consent Solicitation Statement ("Statement") is being furnished by Owens Mortgage Investment Fund, A California Limited Partnership (the "Fund"), and is a solicitation by the Fund, acting by its General Partner, Owens Financial Group, Inc., for votes by the Fund's Limited Partners in favor of the Proposal set forth below. This solicitation is being made by use of the mails and telephone and the costs thereof are being borne by the Fund. The mailing address and telephone number of the Fund and the General Partner are the following:

                                    2221 Olympic Boulevard
                                    Post Office Box 2400
                                    Walnut Creek, CA 94595
                                    (925) 935-3840

                  There is enclosed a form of VOTE BY LIMITED PARTNER that the Fund is asking each Limited Partner to execute in favor of a proposal to amend the existing Fifth Amended and Restated Limited Partnership Agreement of the Fund, by marking an "X" in the box labeled "FOR", signing and dating the form and returning it to the Fund in the accompanying postage-prepaid envelope.

                   THE GENERAL PARTNER RECOMMENDS THAT EACH LIMITED PARTNER PROMPTLY RETURN A PROPERLY EXECUTED FORM OF VOTE OF LIMITED PARTNER VOTED IN FAVOR OF THE PROPOSAL.


II.      THE PROPOSAL

                  The General Partner of the Fund believes that it is in the best interest of the Fund and its Limited Partners to give the Fund the power to borrow money from time to time from third party lenders to provide funds with which to make or purchase Mortgage Loans for the Fund's portfolio. The reason for this is that experience has shown that at times the Fund otherwise may not have the liquidity needed to make or purchase Mortgage Loans that would, in the judgment of the General Partner, then be desirable. Having access to such loan funds would enhance the Fund's ability to enter into suitable investments that might otherwise have to be foregone.

                  The present Fifth Amended and Restated Limited Partnership Agreement ("Agreement") of the Fund, in Article VI.2, precludes the Fund from incurring indebtedness for the purpose of making or purchasing Mortgage loans, except a) to prevent default under prior loans or to discharge them entirely if this becomes necessary to protect the Mortgage Loans, and b) to assist in the development or operation of any real property on which the Fund has theretofore made or purchased a Mortgage Loan and has subsequently taken over the operation thereof as a result of default or to protect such Mortgage Loan.

                  The Proposal being submitted for vote of the Limited Partners is for the amendment of Article VI.2 of the Agreement to read as follows:

                    "The Partnership may incur indebtedness for the purpose of making or purchasing Mortgage Loans, as determined by the General Partner. The total amount of indebtedness incurred by the Partnership shall at no time exceed the sum of fifty Percent (50%) of the aggregate fair market value of all Partnership Loans."

                  The effect of this amendment would be to allow the Fund to borrow money for the making or purchasing of Mortgage Loans, in the business discretion and judgment of the General Partner, with such loans to be limited at any time to a maximum of fifty percent of the aggregate fair market value of the Fund's Mortgage Loan portfolio.


III.     RECORD DATE AND UNITS ELIGIBLE TO VOTE

                  The General Partner has designated January 31, 2001, as the Record Date for voting Units of Limited Partnership Interest (the "Units"). Only Units held of record at the close of business on that date are eligible to vote on the Proposal. As of the Record Date there are 241,354,778 Units of the Fund outstanding, all of which are entitled to vote on the Proposal. The General Partner owns 2,843,612 Units, or 1.2% of the total Units outstanding as of the Record Date. The General Partner will vote its Units FOR the Proposal.


IV.      REVOCABILITY OF VOTE;  VOTES REQUIRED TO APPROVE OR DISAPPROVE

                  The vote made by signing, dating and returning a properly marked enclosed Vote of Limited Partner may be revoked by the voting Limited Partner(s) at any time prior to receipt by the Fund of properly executed Votes of Limited Partners pertaining to Units equal to or greater than a majority of the total Units outstanding as of the Record Date. Revocation must be in writing, signed and dated by the voting Limited Partner(s).

                  Upon the Fund having received properly executed Votes of Limited Partners in favor of the Proposal pertaining to Units equal to or greater than a majority of the total Units outstanding as of the Record Date, the Proposal shall be deemed to have been approved, and the General Partner shall promptly take all steps necessary to formally adopt the amendment to the Agreement in accordance with the Proposal as approved. If properly executed votes pertaining to a majority of the Units outstanding as of the Record Date are received by the Fund and voted AGAINST the Proposal, the Proposal shall be deemed to have been disapproved and the amendment shall not be adopted.


V.       HOW VOTES WILL BE COUNTED; ANNOUNCEMENT OF VOTE RESULT

                  The General Partner will conduct the counting of the votes made by means of the forms of Vote of Limited Partner received by the Fund and shall determine whether votes may be accepted. Forms properly voted and marked as FOR shall be counted as approving the Proposal; forms properly voted and marked AGAINST shall be counted as disapproving the Proposal, and forms marked as ABSTAIN shall not be counted. Properly executed forms that are received but not marked as FOR, AGAINST or ABSTAIN shall be considered as votes FOR and shall be counted as approving the Proposal.

                  Upon the Fund having received counted votes FOR or AGAINST the Proposal pertaining to Units equal to or greater than a majority of the Units outstanding as of the Record Date, the General Partner will inform all Limited Partners in writing of the vote result.


                             BY DIRECTION OF THE GENERAL PARTNER

                             OWENS FINANCIAL GROUP, INC.

                             By: ____________________________
                                 William C. Owens, President